Discontinued Operations	12 Months Ended
Dec. 31, 2021
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS
NOTE 5:-	DISCONTINUED OPERATIONS:

Deconsolidation of THR:

On July 31, 2018, the Company entered into an agreement for convertible equity (the “Convertible Equity Agreement”) with THR, then an unaffiliated third party. Since July 31, 2018, THR was engaged in operating pain treatment clinics, mainly in Tennessee, to treat an assortment of different pains, including, acute pain, spine pain, chronic headaches, cancer pain, oral/maxillofacial pain, neuropathic pain and rheumatologic/myofascial pain. Under the Convertible Equity Agreement, the Company loaned an aggregate amount of $1,625 (the “THR Loan”) to THR. The maturity date of the THR Loan, which accrued interest at a rate of 9% per annum, was to occur upon demand of the Company and under certain conditions.

On October 3, 2018, following the occurrence of the conditions required under the Convertible Equity Agreement for conversion of the THR Loan, the Company converted the entire THR Loan and as a result held 82.36% of THR’s equity, and accordingly obtained control over THR. Until December 31, 2018, no further changes were made to THR’s equity. On December 31, 2018, due to significant losses incurred by THR, as well as its failure to maintain required licenses to operate its facilities, the Company decided to fully impair the goodwill and additional intangible assets which have arisen from THR’s acquisition in the amount of $160 and $273, respectively.

On March 26, 2019, following the financial deterioration of THR, THR’s board of directors resolved that THR will commence a liquidation process of its assets, a process which ended on June 27, 2019, with the confirmation of THR’s Dissolution by submitting all documents required by law. As of April 2019, THR had no employees and all business operations were discontinued. Accordingly, the Company presented all profit or loss results relevant to THR as loss from discontinued operations, net. Also, as of June 27, 2019, THR had no assets or liabilities and recorded an income in the amount of $616 (THR recorded a loss of $2,400 during the period since consolidation on October 3, 2018, up until December 31, 2018).

In addition, the Company concluded that following THR’s Dissolution on June 27, 2019, and given that THR had no operations since April 2019 and there was no longer a board of directors, that it lost its control over THR and accordingly deconsolidated THR on June 27, 2019 from the Group’s consolidated financial statements.

Since the Acquisition Date and until April 8, 2019, the Company loaned to THR an additional total amount of $822, which loans included an interest rate of 9% per annum, in order to allow THR to maintain its ongoing operations. The loss, following the fact that the above-mentioned loans will not be repaid, was attributed to the equity holders of the Company (discontinued operations).

The loss following the fact that the above-mentioned loans will not be repaid was attributed to the equity holders of the Company (discontinued operations).